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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) March 14, 2000


                           SONUS PHARMACEUTICALS, INC.
             (Exact name of Registrant as specified in its charter)


         Delaware                    0-26866                 95-4343413
(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)             File Number)            Identification No)


                        22026 20th Avenue S.E., Bothell,
                     Washington 98021 (Address of principal
                          executive offices) (Zip Code)


        Registrant's telephone number, including area code (425) 487-9500


                                 Not Applicable
          (Former name or former address, if changed since last report)


                                   Page 1 of 4
                             Exhibit Index on Page 4

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ITEMS 1 THROUGH 4, 6, 8 AND 9 ARE NOT APPLICABLE.

ITEM 5. OTHER EVENTS

        Reference is made to the press release issued to the public by the registrant on March 14, 2000, the text of which is attached hereto as Exhibit 99.1, for a description of the events reported pursuant to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)  Financial Statements

               Not Applicable

        (b)  Pro Forma Financial Information

               Not Applicable

        (c)  Exhibits

         EXHIBIT NO.       DESCRIPTION

           99.1            Press Release dated March 14, 2000.


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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   SONUS PHARMACEUTICALS, INC.



Date:  March 17, 2000              By:  /s/Richard J. Klein
                                        -----------------------------------
                                        Richard J. Klein
                                        Vice President of Finance


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                                  EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION

99.1           Press Release dated March 14, 2000.



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